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                                                                     Exhibit 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Richard T. Wojcik, Frederick J. Sampias and Ronald P. Groebe, or any of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the undersigned and in the undersigned's name, place and stead, in any and all capabilities, to sign the Annual Report on Form 10-K of HERITAGE FINANCIAL SERVICES, INC. for the fiscal year ended December 31, 1996 and any and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated February 18, 1997




                                                         /s/ Lael W. Mathis
-----------------------                                  ---------------------
   John J. Gallagher                                         Lael W. Mathis



 /s/ Jack Payan                                          /s/ Arthur E. Sieloff
-----------------------                                  ---------------------
    Jack Payan                                               Arthur E. Sieloff



 /s/ John L. Sterling
-----------------------                                  ---------------------
    John L. Sterling                                     Chester Stranczek



 /s/ Arthur G. Tichenor                                   /s/ Dominick J. Velo
-----------------------                                  ---------------------
    Arthur G. Tichenor                                        Dominick J. Velo